UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): September 18, 2008 (September 18, 2008)
Arch Coal, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-13105	43-0921172
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)
CityPlace One
One CityPlace Drive, Suite 300
St. Louis, Missouri 63141
(Address, including zip code, of principal executive offices)
Registrant’s telephone number, including area code: (314) 994-2700
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
     On September 18, 2008, several senior executive officers of Arch Coal, Inc. (the “Company”) will be delivering presentations at the Company’s Analyst Day that will include written communications comprised of slides. The slides from the presentations are attached hereto as Exhibit 99.1 and are hereby incorporated by reference.
     A copy of the slides will be available at http://investor.archcoal.com/events.cfm for 30 days.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
     The following exhibits are attached hereto and furnished herewith.

Exhibit
No.	Description

99.1	Slides from the presentations at the Arch Coal, Inc. Analyst Day.

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 18, 2008	Arch Coal, Inc.
	By:	/s/ Robert G. Jones
Robert G. Jones
Vice President-Law, General Counsel & Secretary

Exhibit Index

Exhibit
No.	Description

99.1	Slides from the presentations at the Arch Coal, Inc. Analyst Day.